UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 13, 2012

Date of Report (date of earliest event reported)

BION ENVIRONMENTAL TECHNOLOGIES, INC.

Exact name of Registrant as Specified in its Charter

Colorado	000-19333	84-1176672
State or Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification Number

Box 566/1774 Summitview Way

Crestone, Colorado 81131

Address of Principal Executive Offices, Including Zip Code

(212) 758-6622

Registrant's Telephone Number, Including Area Code

Not applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01   REGULATION FD DISCLOSURE.

On November 13, 2012, the Company issued a press release (attached hereto as Exhibit 99.1) entitled ‘Bion Issues Report on Local Environmental Benefits Resulting from Onsite Livestock Waste Treatment at Kreider Farms’ and has placed the press release on its website: www.biontech.com.

On November 15, 2012, the Company issued a press release (attached hereto as Exhibit 99.2) entitled ‘Bion to be Panelist on US EPA’s Inaugural Water Quality Trading Workshop and Webinar’ and has placed the press release on its website: www.biontech.com.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)

Financial Statements of Businesses Acquired

Not Applicable.

(b)

Pro Forma Financial Information

Not Applicable.

(c)

Shell Company Transactions

Not Applicable.

(d)

Exhibits:

Exhibit Number	Description

99.1	Press release (dated November 13, 2012) (filed electronically herewith) entitled ‘Bion Issues Report on Local Environmental Benefits Resulting from Onsite Livestock Waste Treatment at Kreider Farms’

99.2	Press release (dated November 15, 2012) (filed electronically herewith) entitled ‘Bion to be Panelist on US EPA’s Inaugural Water Quality Trading Workshop and Webinar’

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bion Environmental Technologies, Inc.

Date:  November 16, 2012

By: /s/ Mark A. Smith

       Mark A. Smith, President